Exhibit 99.3

TVA Compensation Plan

Principles

Authority

The TVA Compensation Plan provides the framework for TVA management, the Human Resources Committee, and the Board to establish and manage compensation for all TVA employees in a manner which is in compliance with the Act as amended by the consolidated Appropriations Act, 2005. The TVA Board approves the Compensation and ensures that it is consistent with the TVA Act and TVA’s Strategic Plan.

The TVA Act, as amended, provides that the Board will approve and establish a compensation plan for employees of the corporation which:

•	Specifies all compensation (including salary or any other pay, bonuses, benefits, incentives, and any other form of remuneration) for the Chief Executive Officer and employees of the Corporation.

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Shall be based on an annual survey of the prevailing compensation for similar positions in private industry, including engineering and electric utility companies, publicly owned electric utilities, and Federal, State, and local governments.

•	Shall provide that education, experience, level of responsibility, geographic differences, and retention and recruitment needs will be taken into account in determining compensation of employees.

The Act also provides that:

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The Board shall approve all compensation (including salary or any other pay, bonuses, benefits, incentives, and any other form of remuneration) of all managers and technical personnel that report directly to the Chief Executive Officer (including any adjustment to compensation).

•	On the recommendation of the Chief Executive Officer, the Board shall approve the salaries of employees whose annual salaries would be in excess of Level IV of the Executive schedule.

•	The Chief Executive Officer shall determine the salary and benefits of employees whose annual salary is not greater than Level IV of the Executive schedule.

The Compensation Plan is continuously reviewed to ensure consistency and future alignment with TVA’s mission and Strategic Plan. The Compensation Plan includes the following key elements:

Philosophy

The compensation philosophy is based on these statutory requirements and is designed to attract, retain and motivate the employees needed to accomplish the agency's broad mission. Under the TVA Act, TVA has its own personnel system; however, employees are public servants.

In their service, many employees are called on to accomplish specialized aspects of the mission safely, reliably and efficiently, and must have the requisite education, experience and professional qualifications. These requirements make it necessary for TVA to offer compensation to its specialized employees that motivates them to stay with TVA and make it possible for TVA to attract highly qualified candidates for positions similar to those in the relevant industries.

Performance-based compensation is critical to TVA in achieving its strategic goal of being a top-quartile organization in the energy sector. A key component of the Compensation Plan is a strong orientation toward "pay for performance" which rewards improvement in TVA’s overall performance as well as that of individual business units and individual participants.

A structured, market and performance based approach is used in determining pay levels and incentive opportunities. For those positions requiring specialization, compensation is designed to be comparable to the formulation in the sectors from which TVA would recruit and those likely to recruit TVA employees.

•	Compensation is targeted at the median (50th percentile) of the labor market for most positions

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Compensation may be targeted above median of relevant labor market (typically between 50th and 75th percentiles) for certain positions in circumstances affected by market scarcity, recruitment and retention issues, and other business reasons (e.g., Nuclear and Transmission positions)

Competitive compensation levels are determined using relevant labor market data, obtained through surveys and proxy reviews, and validated through recruitment and periodic supplemental benchmark activities.

Additionally, compensation for TVA trades and labor employees is based on prevailing pay for similar work. TVA Act, Section 3, requires the prevailing rate of wages for work of a similar nature prevailing in the vicinity be paid to laborers and mechanics whether employed by contractors or directly by TVA.  Compensation for other represented employees is based on total compensation levels, market rates, practices, and methods of payment for similar work in the relevant labor market consistent with applicable labor agreements.

TVA’s Health and Welfare Benefit Program offers a competitive benefits package to attract and retain the workforce required for TVA to achieve its mission successfully while managing costs, ensuring optimum use of benefit dollars, engaging employees and retirees to become informed consumers and partnering in managing benefit costs. It also aligns TVA’s benefit package with benchmark data, and offers healthcare plans with distinct variations and simplicity to accommodate diverse needs of participants.

TVA maintains a qualified retirement plan for all employees, which is competitive with the relevant labor market.

Strategy

Compensation Basis

Executives, Management & Specialist, and Excluded Employees

In accordance with the TVA Act, as amended, the level of compensation for Executives, Management and Specialists will be based on annual market survey data that represents prevailing competitive compensation for similar positions in private industry, including engineering and electric utility companies, publicly owned electric utilities, Federal, state and local governments.

Non-management and specialist employees who are not covered by one of our bargaining units due to the sensitive and confidential nature of their work are categorized as Excluded Employees. Compensation for employees in this category will be based on the annual market survey that reflects the competitive (prevailing) compensation for similar positions in the relevant labor market. Compensation for Excluded Employees will be targeted at the median of the relevant labor market for all positions.

Represented Employees

Trades and Labor Represented Employees

TVA annually conducts a prevailing wage survey within a specified geographic vicinity and negotiates with the Trades and Labor Project Agreement Council representing contractor employees from 15 building trades unions to establish an agreed upon prevailing wage rate. Any dispute over what the rate should be may be appealed to the Secretary of Labor under the TVA Act for a final decision. TVA contractors are required to pay these prevailing rates and unions provide craftsmen to the contractor's job at these rates. The same total wage package applies to all work sites.

TVA also annually conducts a prevailing wage survey for work performed by TVA Trades and Labor employees directly. The prevailing wage rate is negotiated between TVA and the Annual Council representing six unions and the Teamsters for jobs each represents. Disputes over the prevailing rate may be appealed to the Secretary of Labor.

Salary Policy Represented Employees

As required by Labor Agreements, surveys, published data, and/or other sources are reviewed annually by TVA and the applicable unions to negotiate compensation budgets and pay adjustments. Disputes over monetary issues are resolved through binding arbitration.

Candidate Sourcing and Relevant Labor Markets

External recruiting areas are defined for specialized segments of TVA’s employees based on the most likely sources of qualified candidates and the sectors in which TVA is most vulnerable to external recruitment activities.

External recruitment for the most senior levels of Management (CEO, direct reports to the CEO and other select executives) has been determined to be primarily energy services companies (including investor owned utilities with revenues of $3 billion and large public power organizations) due to the criticality of industry-specific knowledge, experience, and professional qualifications in carrying out the duties of these positions.

However, some senior level positions which have less need for industry-specific knowledge and experience may have recruitment areas in General Industry and Governmental entities in addition to the energy services industry and public power.

External recruitment areas for other segments of TVA employees may include general industry, governmental entities, energy services companies and investor owned utilities.

Relevant labor markets for other segments of TVA employees are continuously reviewed and will reflect consideration of potential recruiting sources, external recruiting threats, geographic scope of recruitment activities, type of business/industry, type of position, etc.

Sources of Competitive Market Compensation Information

Competitive market compensation information is obtained from:

•	Published and custom compensation surveys reflecting the relevant labor markets identified for designated positions

•	Publicly disclosed information from the filing of proxy statements by energy services companies with revenues of $3 billion and greater

When the competitive market compensation information is compiled for positions, the information is used to:

•	Test compensation level and opportunity competitiveness

•	Serve as a point of reference for establishing pay packages for recruiting executives

•	Determine appropriate adjustments to compensation levels and opportunities to maintain the desired degree of market competitiveness

The development of competitive market references that reflect the primary sources of candidates does not limit the potential candidates to those sources. For example, the fact that the market reference pay for a position reflects median market competitiveness for energy services companies simply informs as to the likely pay rates that will be required, and should not limit TVA’s recruiting efforts to energy services companies.

Pay for Performance

A key feature of the Compensation Plan is a strong orientation toward pay for performance for all employees. The at-risk, pay for performance elements are guided by TVA's business strategy to ensure appropriate alignment between strategy and motivation/reward.  The incentive plans apply "top-down” financial and operational goals (as defined in TVA's Strategic Plan) emphasizing defined improvements in TVA's overall performance as well as that of individual business units.

TVA continuously reviews the goals and measures that are used in its pay for performance plans to ensure they support the achievement of TVA's Strategic Plan. Through pay for performance, the Compensation Plan recognizes individual performance and focuses attention on the achievement of business goals that are important to customers, and the people it serves.

lncentive pay is primarily achieved through the Winning Performance Team lncentive Program utilizing a Balanced Scorecard.

The range of incentive opportunity for TVA executives is explicitly calibrated to the degree of difficulty in achievement of specific goals as defined in the business plan. The plan also employs the use of both short-term and long-term incentives. lncentive compensation plays a substantial role in executive pay. Programs are designed to deliver at-risk compensation to executives contingent on TVA attaining key business imperatives which are derived from the business and strategic planning process.

The TVA executive long-term incentive program is designed to meet objectives of retention and pay for performance. TVA's long-term program emphasizes the performance-oriented incentives by targeting a concentration of approximately 80% of long-term compensation in the incentive program.

ROLES

Human Resources Organization

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Recommends the TVA Compensation Plan to provide the framework for TVA management, the Human Resources Committee, the CEO, and the Board to manage compensation for all TVA employees in a manner which is in compliance with the TVA Act as amended by the Consolidated Appropriations Act, 2005.

Chief Executive Officer

•	Evaluates direct report performance and recommends executive pay adjustments to the Human Resource Committee and the TVA Board of Directors as appropriate.

•	Approves, or delegates to others the authority to approve, all personnel and compensation actions not reserved for TVA Board approval as defined by the delegations in this Plan.

•	Approves the Retirement System Board's selection of trustees of the Retirement System and the 401(k) Plan and the trust agreements between the System and such trustees and any amendments thereto.

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Approves the TVA Retirement System Board's selection of investment managers of the Retirement System and the 401(k) Plan and the investment management agreements between the System and such managers and any amendments thereto.

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Receives notice of any amendments to the Rules and the 401(k) Plan Provisions approved by the System Board that do not have a direct cost impact on and that do not increase the liabilities of the Retirement System, elects to veto or not to veto said amendments, and elects whether to waive the remainder of the notice period in which to veto said amendments.

•	Appoints three members to the Board of Directors of the TVA Retirement System.

Human Resource Committee

•	Reviews the compensation plan for the Corporation that is required by Section 2(g)(1)(F) of the TVA Act and make recommendations to the full Board for approval.

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Reviews total compensation for the CEO and all managers and technical personnel who report directly to the CEO (including employment agreements dealing with such compensation and other matters, to the extent deemed appropriate) and the structure of the corporation's leadership team, including specific quantitative and qualitative goals; and recommend said compensation and goals to the full Board for approval.

•	Reviews the performance of the CEO and, on an annual basis, review a report by the CEO on the performance of the CEO's direct reports.

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Monitors and recommends to the TVA Board on an annual basis (on the recommendation of the CEO and as approved by the CEO throughout the year) the salaries of employees whose annual salaries would be in excess of Executive Schedule level IV.

•	Monitors the Corporation's executive compensation to ensure its competitiveness and effectiveness in recruiting and retaining capable executives in service to the Corporation.

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Periodically reviews the compensation and benefits programs for all TVA employees, including retirement benefits, annual opportunities under incentive plans, and other elements of compensation, to ensure prudent management of resources and competitiveness and effectiveness in recruiting and retaining capable executives, managers, and employees.

•	Reviews and recommends to the full Board TVA’s annual contribution to the TVA Retirement System.

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Reviews amendments to the Retirement System Rules and 401(k) Plan Provisions approved by the Systems Board that have a direct cost impact on TVA or that increase the liabilities of the Retirement System and recommends to the full Board whether to elect to veto or not to veto such amendments and whether to waive the remainder of the notice period in which to veto said amendments.

•	Coordinates with other Board committees as appropriate on any of the roles set out above.

TVA Board of Directors

•	Approves the TVA Compensation Plan and amendments to the plan for all employees, which includes TVA compensation philosophy and relevant labor market.

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Approves all compensation (including salary and any other pay, bonuses, benefits, incentives, and any other form of remuneration) for the Chief Executive Officer and all managers and technical personnel that report directly to the CEO.

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Approves on an annual basis, on the recommendation of the HR Committee as approved by the CEO throughout the year, the salaries of employees whose annual salaries would be in excess of Executive Schedule Level IV

•	Approves TVA’s annual contribution to the TVA Retirement System.

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Receives notice of any amendments to the Rules and the 401(k) Plan Provisions approved by the System Board that have a direct cost impact on TVA or that increase the liabilities of the Retirement System, elects to veto or not to veto said amendments, and elects whether to waive the remainder of the notice period in which to veto said amendments.